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		       SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				  FORM 8-K


				CURRENT REPORT

		       Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 24, 2004
						 ---------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	   (Exact name of registrant as specified in its charter)


	     OHIO                                  31-0783294
(State or other jurisdiction of
 incorporation or organization)       (I.R.S. Employer Identification No.)


   9450 Seward Road, Fairfield, Ohio                   45014
(Address of principal executive offices)            (Zip Code)


			       (513) 603-2400
		      (Registrant's telephone number)


			       Not Applicable
       (Former name or former address, if changed since last report)








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ITEM 8.01.   Other Events
---------

On August 24, 2004, Ohio Casualty Corporation (the "Corporation") issued a press release announcing the storm loss estimate from Hurricane Charley. The press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


ITEM 9.01.   Financial Statements and Exhibits
---------

(c)     Exhibits


Exhibit No.     Description
-----------     -----------

    99 Press release dated August 24, 2004, issued by the Corporation, announcing the storm loss estimate from Hurricane Charley, and posted on its web site at http://www.ocas.com.





				  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




				       OHIO CASUALTY CORPORATION
				       -------------------------
					      (Registrant)




August 25, 2004                         /s/ Debra K. Crane
					-------------------------------------
					Debra K. Crane, Senior Vice President,
					  General Counsel and Secretary




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				 Exhibit Index
				 -------------


			   Current Report on Form 8-K
			     Dated August 24, 2004


Exhibit No.     Description
-----------     -----------


   99 Press release dated August 24, 2004 issued by the Corporation announcing the storm loss estimate from Hurricane Charley and posted on its web site at http://www.ocas.com.











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